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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                ---------------

       Date of Report (Date of earliest event reported) September 3, 1997
                         Commission File Number 1-6862


                       DONALDSON, LUFKIN & JENRETTE, INC.
                           (Exact name of registrant)


          Delaware                                     13-1898818
   (State of organization)              (I.R.S. Employer Identification Number)


                                277 Park Avenue
                            New York, New York 10172
             (Address of principal executive offices and zip code)

                                 (212) 892-3000
                        (Registrant's telephone Number)


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ITEM 5.  OTHER EVENTS

                  On September 3, 1997, Donaldson, Lufkin & Jenrette, Inc. (the "Company") commenced a program for the offering of Medium-Term Notes due nine months or more from the date of issuance ("MEDIUM-TERM NOTES") in the aggregate principal amount of up to $500,000,000 or the equivalent thereof in one or more other currencies or currency units such as the European Currency Unit. The Medium-Term Notes are part of the $1,000,000,000 in debt securities registered by the Company pursuant to a Registration Statement, as amended
(the "REGISTRATION STATEMENT") filed with the Securities and Exchange Commission ("COMMISSION") on Form S-3 (Registration No. 333-34149) pursuant to Rule 415 promulgated by the Commission under the Securities Act of 1933, as amended (the "Act"). A Prospectus Supplement and Base Prospectus relating to the Medium-Term Notes has been filed with the Commission pursuant to Rule 424(b) of the Act. The issuance and sale of the Medium-Term Notes may be made from time to time in various amounts pursuant to an Indenture, dated as of September 3, 1997, between the Company and The Chase Manhattan Bank as
Trustee. The Indenture is attached hereto as Exhibit 4.1 and incorporated by reference herein. A form of the Indenture was previously filed with the Commission.

                  The Medium-Term Notes will be distributed pursuant to a Distribution Agreement among the Company and certain agents. The
Distribution Agreement is attached hereto as Exhibit 1 and incorporated by reference herein. The Medium-Term Notes may bear fixed or floating rates of interest and may also be issued as Indexed Notes, Dual Currency Notes, Renewable Notes, Amortizing Notes or as Original Issue Discount Notes as described in the Prospectus Supplement. A form of Fixed Rate Medium-Term Note and Regular Floating Rate Medium-Term Note are attached hereto as Exhibits 4.2 and 4.3, respectively, and incorporated by reference herein. The Chase Manhattan Bank (the "CALCULATION AGENT") may perform certain services in connection with the issuance of Medium-Term Notes bearing floating rates of interest or bearing fixed rates of interest determined by reference to an interest rate formula, if any, pursuant to a Calculation Agent Agreement between the Company and the Calculation Agent. The Calculation
Agent Agreement is attached hereto as Exhibit 4.4 and incorporated by reference herein. Tax consequences of ownership and disposition of Notes are described in the Prospectus Supplement. The opinion of Wilmer, Cutler & Pickering, special tax counsel to the Company, is attached hereto as Exhibit
4.5 and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         c.       Exhibits.

                  1        Distribution Agreement dated as of
                           September 3, 1997.

                  4.1 Indenture between the Company and The Chase Manhattan Bank as Trustee.

                  4.2      Form of Fixed Rate Medium-Term Note.

                  4.3      Form of Floating Rate Medium-Term Note.

                  4.4 Calculation Agent Agreement between the Company and The Chase Manhattan Bank as Calculation Agent, dated as of September 3, 1997.

                  4.5      Tax Opinion of Wilmer, Cutter & Pickering.


                                 Page 2 of 4

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DONALDSON, LUFKIN & JENRETTE, INC.



                                            By: /s/ Marjorie S. White
                                               -------------------------------
                                               Name:   Marjorie S. White
                                               Title:  Secretary



Dated: September 4, 1997


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                                 EXHIBIT INDEX
EXHIBIT
NUMBER        EXHIBIT
- ------        -------
1             Distribution Agreement dated as of
              September 3, 1997.

4.1           Indenture between the Company and The Chase
              Manhattan Bank as Trustee.

4.2           Form of Fixed Rate Medium-Term Note.

4.3           Form of Floating Rate Medium-Term Note.

4.4 Calculation Agent Agreement between the Company and The Chase Manhattan Bank as Calculation
              Agent, dated as of September 3, 1997.

4.5           Tax Opinion of Wilmer, Cutter & Pickering.


                                 Page 4 of 4